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                                                                      Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Martin Zaepfel, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 28, 2002, fully complies with the requirements of Section 13
          (a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended, except as noted below; and

     (ii) To the best of my knowledge, the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Spiegel, Inc.


/s/ Martin Zaepfel
-------------------------------
Martin Zaepfel
Chief Executive Officer


Spiegel, Inc. did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 28, 2002.

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and are not being filed as part of this report or as a separate disclosure document.

See Explanatory Note at the beginning of the Report.